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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  December 27, 1999



                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Clayton Homes - Del.
Vanderbilt - Tenn.                   333-75405              62-0997810
-----------------------------       ------------       ------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)       Identification No.)

500 Aloca Trail
Maryville, Tennessee                                         37804
--------------------                                       ----------
(Address of Principal                                      (Zip Code)
Executive Offices)


       Registrant's telephone number, including area code (423) 380-3000

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Item 5.  Other Events

Incorporation of Certain Documents by Reference

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (the "Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No. 333-75405). In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP ("PW Coopers") to the use of their name in the supplement dated December 16, 1999 to the prospectus supplement dated August 18, 1999 to the prospectus dated May 20, 1999. The consent of PW Coopers attached hereto as Exhibit 23.4.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         23.4     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



VANDERBILT MORTGAGE AND FINANCE, INC.



By: /s/ David .R. Jordan
    -----------------------
    Name:  David R. Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By: /s/ Amber W. Krupacs
    -----------------------------
    Name: Amber W. Krupacs
    Title: Vice President-Finance


Dated: December 27, 1999

                                 Exhibit Index



Exhibit                                                        Page

23.4     Consent of PricewaterhouseCoopers LLP                   6

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the joint registration statement of Clayton Homes, Inc. and Vanderbilt Mortgage and Finance, Inc. on Form S-3 (File No. 333-75405) of our report dated August 5, 1999, on our audits of the consolidated financial statements of Clayton Homes, Inc. as of June 30, 1999 and 1998, and for each of the three years in the period ended June 30, 1999, which report is incorporated by reference from the Company's 1999 Annual Report to Shareholders, in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999. We also consent to the reference to our Firm under the caption "Experts".


                        /s/ PricewaterhouseCoopers LLP



Knoxville, Tennessee

December 27, 1999